UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2019

UNION ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38405	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

444 Madison Avenue, Fl. 34
New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 981-0630
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 28, 2019, Union Acquisition Corp. (“UAC”) announced the voluntary transfer of the listing of UAC’s ordinary shares and warrants from the New York Stock Exchange (“NYSE”) to the NYSE American exchange (“NYSE American”), subject to completion of UAC’s previously announced business combination with Bioceres, Inc. and to meeting the initial listing requirements of the NYSE American. If approved for listing, UAC’s ordinary shares and warrants will commence trading on March 5, 2019, under the new symbols “BIOX” and “BIOX WS,” respectively.

A copy of UAC’s press release announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein (the “Press Release”).

Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of UAC, Bioceres, Inc. (“Bioceres”) or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement (as defined below) and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the share exchange agreement entered into in connection with the proposed business combination (the “Exchange Agreement”) due to the failure to obtain approval of the shareholders or other conditions to closing in the Exchange Agreement; (3) the ability of UAC to meet applicable NYSE American listing standards; (4) the risk that the proposed business combination disrupts current plans and operations of Bioceres as a result of the announcement and consummation of the transactions described in the Exchange Agreement; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Bioceres may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the definitive registration statement of UAC in connection with the proposed business combination and the proxy statement/prospectus contained therein, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by UAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. UAC and Bioceres undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in the Press Release speak only as of the date of such release. Although UAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated February 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2019

UNION ACQUISITION CORP.

By:	/s/ Kyle P. Bransfield
Name: Kyle P. Bransfield
Title: Chief Executive Officer